                    FIRST AMENDMENT TO SPONSORSHIP AGREEMENT

         This FIRST AMENDMENT ("Amendment"), effective as of June 19, 2000, by and between PlanetRx.com, Inc., a Delaware Corporation ("PlanetRx") with its principal place of business located at 349 Oyster Point Blvd., Suite 201, San Francisco, CA 94080 and iVillage Inc., a Delaware Corporation with a business address at 212 Fifth Avenue, New York. New York 10010 ("iVillage"), hereby amends that certain Sponsorship Agreement, dated September 3, 1999 between PlanetRx and iVillage ("Agreement") as follows:

         1. The address for iVillage Inc. stated in the first paragraph of the Agreement as "170 Fifth Avenue" shall be replaced with "212 Fifth Avenue."

         2. Exhibit A to the Agreement entitled "Exhibit A: Online Carriage Plan" shall be replaced in its entirety with Exhibit A to the First Amendment entitled "Exhibit A Revised Online Carriage Plan", attached hereto and incorporated by reference (hereinafter referred to as "Revised Exhibit").

         3. In Paragraph 2 of the Agreement. (a) "a minimum of 950,000,000 online-impressions" shall be stricken and replaced with "a minimum of 582,416,667 online-impressions"; (b) "during the second 12 months, 298 million impressions" shall be stricken and replaced with "during the first month of the second 12 months (the month of September), 24,833,333 impressions and during the next eleven months of the second 12 months 136,583,334 for a total of 161,416,667 impressions for such twelve month period"; (c) "during the third 12 months, 462 million impressions" shall be stricken and replaced with "during the third 12 mouths, 231 million impressions".

         4. Paragraph 3 of the Agreement, entitled "Off-line
Promotions/Impressions Commitment", shall be stricken and replaced, with the following:

         "iVillage shall promote PlanetRx off-line in accordance with an off-line promotion plan to mutually agree in writing by the parties and attached hereto as Exhibit B, with such plan to include a specific minimum off-line impression commitment."

         5. Paragraph 5 of the Agreement, entitled "Exclusivity", shall be stricken and replaced with the following:

      "Exclusivity. During the Term of this Agreement and as long as PlanetRx is not in breach of any agreement with iVillage, iVillage shall not accept promotional paid advertising from CVS.com and Drugstore.com and any successor sites of same; provided however, the foregoing shall not prohibit iVillage from completing its obligations under the Agreement described in Exhibit D. During the Term of this Agreement and as long as PlanetRx is not in breach of any agreement with iVillage, PlanetRx shall remain iVillage's premier on-line pharmacy partner and shall be the sole entity whose primary business is the online retailing of a broad array of prescription and over the counter medicinal products and health and beauty products (including but not limited to, Drugstore.com, CVS.com, GNC.com, Soma.com, healthquick.com, healthshop.com, mereckmedco.com, mybasics.com, durgemporium.com, express scripts/valuerx, enutrition, megarx, healthzone, homepharamacy, pcs health systems, acumins eckerds, homepharmacy, yourpharmacy.com, greentree.com, more.com, mothernature.com, selfcare.com, walgreens.com, vitaminshoppe.com and Rx.com) with respect to the following:

         A. placement on the iVillage NetworkHomepage (or successor site) homepage as part of the retail program;

         B. inclusion in dedicated member mailing services; and

         C. permanent placement on the shopping channel homepage (or successor site)."

         6. The following subsections of Paragraph 6 of the Agreement, entitled "Payment", shall be stricken and replaced with the following:

         (a) "A. Subject to the terms of this Agreement, in consideration of the terms of this Agreement, PlanetRx agrees to pay iVillage a total amount of U.S. $9,270,812.50 as PlanetRx's total payment obligation under the Agreement, payable, as follows:"

         (b) "(ii) Year Two Payments: Total of U.S. $2,545,562,50, payable in monthly installments as follows: The first installment representing the first month of the second year shall be for a total of U.S.$391,625, due on or before September 1, 2000, with eleven subsequent installment payments of U.S. $195,812.50, each due on the first day of each of the following 11 months."

         (c) "(iii) Year Three Payments: Total of U.S. $3,575,250, payable in monthly installments, as follows: The first installment shall be for a total of U.S. $297,937.50 due on or before September 1, 2001, with eleven subsequent installments of U.S. $297,937.50, each due on the first day of the following 11 months."

         "C. All payments made via wire transfer should be directed as follows: Chase Manhattan Bank, 1411 Broadway, New York, New York 10018; Account name: iVillage Inc.: ABA# 021000021; Account #: 020-923406; Reference: PlanetRx. All payments made via check, should be sent to: iVillage Inc., 212 Fifth Avenue, New York, New York 10010; Attention: Accounts Receivable."

         7. The following shall be appended after subsection C of Paragraph 6 of the Agreement, entitled "Payment":

         (a) "D. Timely payment by PlanetRx to iVillage in accordance with the terms and conditions of this Agreement is a prerequisite to the delivery of respective Impressions by iVillage. PlanetRx's failure to make timely payment in accordance with the terms and conditions of this Agreement shall be considered a material breach of this Agreement."

         With respect to previous payments made under the Agreement, PlanetRx and iVillage agree and acknowledge that PlanetRx has paid two million three hundred sixty two thousand five hundred dollars (U.S. $2,362,500) as of the effective date of this Amendment. Except as expressly modified in this Amendment, all terms and conditions of the Agreement shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have each executed and delivered this Amendment as of the date first above written.


PlanetRx.com, Inc.                      iVillage Inc.


Steve Valenzuela                        Steve Elkes
----------------------------------      ----------------------------------
(Name)                                  (Name)


CFO                                     Senior Vice President
----------------------------------      ----------------------------------
(Title)                                 (Title)


6/19/00
----------------------------------      ----------------------------------
(Date)                                  (Date)


/s/ Steve Valenzuela                    /s/ Steve Elkes
----------------------------------      ----------------------------------
(Signature)                             (Signature)

Exhibit A:
----------
Online
------
Carriage Plan
-------------


                                      Type                     Size of Creative   Channel % of      % of             Total
                                      ----                     ----------------   ------------      ----             -----
Channel                                                        (if appropriate)  Total Carriage    Channel      # of Impressions
-------                                                        ----------------  --------------    -------      ----------------



                                                                                                                    950,000,000

iVillage Home
Page                                                                                      23.0%     100.0%          218,500,000

iVillage Home       Permanent placement on the                 iVillage:  Lets                       91.0%          198,835,000
Page                iVillage.com homepage as part of           Discuss
                    the iVillage "Stores" area.
                    Placement will be above the fold.

iVillage Home       Placement on the top right hand            120X60                                 9.0%           19,665,000
Page                corner of the iVillage.com
                    homepage.  Placement will appear
                    on 10% of pages views.  This
                    represents a 10% share of voice.


Total                                                                                                               218,500,000
------------------------------------------------------------------------------------------------------------------------------------

Better Health                                                                             15.0%     100.0%          142,500,000


Better Health       Permanent placement on the                 100 characters                        22.5%           32,062,500
                    Better Health homepage.                    (including
                    Placement will be above the "Don't         spaces)
                    Miss" box.

Better Health       Placement on the top right hand            120X60                                 5.6%            8,015,625
                    corner of the Better Health
                    homepage. Placement will appear
                    on 25% of pages views.  This
                    represents a 25% share of voice.





                                                              Year 1        Year 2        Year 2**         Year 3         Year 3
                                                              ------        ------        --------         ------         ------
                                                           Impressions   Impressions    Impressions      Impressions    Impressions
                                                           -----------   -----------    -----------      -----------    -----------
                                                                                         Adjusted                        Adjusted
                                                                                         --------                        --------

                                                           190,000,000   298,000,000    161,416,667      462,000,000    231,000,000

iVillage Home
Page                                                        43,700,000    68,540,000     37,125,833      106,260,000     53,130,000

iVillage Home       Permanent placement on the              39,767,000    62,371,400     33,784,508       96,696,600     48,348,300
Page                iVillage.com homepage as part of
                    the iVillage "Stores" area.
                    Placement will be above the fold.

iVillage Home       Placement on the top right hand          3,933,000     6,168,600      3,341,325        9,563,400      4,781,700
Page                corner of the iVillage.com
                    homepage.  Placement will appear
                    on 10% of pages views.  This
                    represents a 10% share of voice.


Total                                                       43,700,000    68,540,000     37,125,833      106,260,000     53,130,000
------------------------------------------------------------------------------------------------------------------------------------

Better Health                                               28,500,000    44,700,000     24,212,500       69,300,000     34,650,000


Better Health       Permanent placement on the               6,412,500    10,057,500      5,447,813       15,592,500      7,796,250
                    Better Health homepage.
                    Placement will be above the "Don't
                    Miss" box.

Better Health       Placement on the top right hand          1,603,125     2,514,375      1,361,953        3,898,125      1,949,063
                    corner of the Better Health
                    homepage. Placement will appear
                    on 25% of pages views.  This
                    represents a 25% share of voice.


Better Health       Permanent placement on the                 iVillage:  Lets                       10.0%           14,250,000
                    homepage of all "Main Centers"             Discuss
                    within the Better Health site.

Better Health       Permanent placement on the                 120X60                                 7.5%           10,687,500
                    results pages of the Better Health
                    "Drug Search." Placements will be
                    in the top right hand corner of the
                    page.

Better Health       Permanent Placement on a                   120X60                                10.0%           14,250,000
                    minimum of 25 unique message
                    boards for the duration of the
                    agreement.  Appropriate message
                    boards will be mutually agreed
                    upon by both parties

Better Health       Permanent placement on the                 iVillage:  Lets                        4.0%            5,700,000
                    results page of the Personal               Discuss
                    Health Report. Text messages will
                    be targeted based on the
                    recommendations of the report.
                    The content of the messages will
                    be mutually agreed upon by the
                    parties.

Better Health       PlanetRx messaging will be placed          iVillage:  Lets                        7.5%           10,687,500
                    into the Better Health newsletter          Discuss
                    12 times per year.  Only those
                    newsletters that are opened by the
                    user will count toward the
                    impression guarantee.  Each
                    mailing will have a minimum of
                    1.25 million newsletters.

Better Health       Permanent placement on disease             iVillage:  Lets                       32.9%           46,846,875
                    and conditions pages under a               Discuss
                    "related products" or similar
                    heading. Text link will be
                    contextually integrated with
                    content of page.  Relevant pages
                    will be mutually agreed upon by
                    both parties





Better Health       Permanent placement on the                 2,850,000      4,470,000        2,421,250     6,930,000     3,465,000
                    homepage of all "Main Centers"
                    within the Better Health site.

Better Health       Permanent placement on the                 2,137,500      3,352,500        1,815,938     5,197,500     2,598,750
                    results pages of the Better Health
                    "Drug Search." Placements will be
                    in the top right hand corner of the
                    page.

Better Health       Permanent Placement on a                   2,850,000      4,470,000        2,421,250     6,930,000     3,465,000
                    minimum of 25 unique message
                    boards for the duration of the
                    agreement.  Appropriate message
                    boards will be mutually agreed
                    upon by both parties

Better Health       Permanent placement on the                 1,140,000      1,788,000          968,500     2,772,000     1,386,000
                    results page of the Personal
                    Health Report. Text messages will
                    be targeted based on the
                    recommendations of the report.
                    The content of the messages will
                    be mutually agreed upon by the
                    parties.

Better Health       PlanetRx messaging will be placed          2,137,500      3,352,500        1,815,938     5,197,500     2,598,750
                    into the Better Health newsletter
                    12 times per year.  Only those
                    newsletters that are opened by the
                    user will count toward the
                    impression guarantee.  Each
                    mailing will have a minimum of
                    1.25 million newsletters.

Better Health       Permanent placement on disease             9,369,375     14,695,125        7,959,859    22,782,375    11,391,188
                    and conditions pages under a
                    "related products" or similar
                    heading. Text link will be
                    contextually integrated with
                    content of page.  Relevant pages
                    will be mutually agreed upon by
                    both parties

Total                                                                                                               142,500,000
------------------------------------------------------------------------------------------------------------------------------------

Shopping
Channel                                                                                    4.5%     100.0%           42,750,000

Shopping            Permanent placement on the                 88X31                                 30.0%           12,825,000
Channel             homepage of the shopping
                    channel. Logo will be placed on
                    the right hand side.

Shopping            Permanent placement in the form            text:  TBD                             5.0%            2,137,500
Channel             of a text link and a rotating              logo:  88X31
                    branded logo on the front page of
                    all relevant departments within the
                    iVillage Shopping channel.
                    Relevant departments include, but
                    are not limited to, Beauty, Health
                    and Sports, and Food and Drink.
                    As new departments are
                    developed, both parties will
                    mutually argee upon whether
                    PlanetRx is relevant.

Shopping            Placement on the top right hand            120X60                                15.0%            6,412,500
Channel             corner of the Shopping channel
                    homepage. Placement will appear
                    on 10% of pages views.  This
                    represents a 10% share of voice.

Shopping            ***Prominent presence in ALL               iVillage:  Lets                       30.0%           12,825,000
Channel             Utilitarian features throughout the        Discuss
                    shopping channel.  Examples
                    include Holiday Gift Guides, Gift
                    Finders, Featured Products,
                    Nicole's Finds and the gift
                    Reminder Service.  Also includes
                    all other contextually relevant
                    placements for Planet Rx within
                    the Shopping Channel.




Total                                                        28,500,000   44,700,000     24,212,500       69,300,000     34,650,000
------------------------------------------------------------------------------------------------------------------------------------

Shopping
Channel                                                       8,550,000   13,410,000      9,107,625       20,790,000     13,513,500

Shopping            Permanent placement on the                2,565,000    4,023,000      2,179,125        6,237,000      4,054,050
Channel             homepage of the shopping
                    channel. Logo will be placed on
                    the right hand side.

Shopping            Permanent placement in the form             427,500      670,500       363,188         1,039,500        675,675
Channel             of a text link and a rotating
                    branded logo on the front page of
                    all relevant departments within the
                    iVillage Shopping channel.
                    Relevant departments include, but
                    are not limited to, Beauty, Health
                    and Sports, and Food and Drink.
                    As new departments are
                    developed, both parties will
                    mutually argee upon whether
                    PlanetRx is relevant.

Shopping            Placement on the top right hand           1,282,500    2,011,500      1,089,563        3,118,500      2,027,025
Channel             corner of the Shopping channel
                    homepage. Placement will appear
                    on 10% of pages views.  This
                    represents a 10% share of voice.

Shopping            ***Prominent presence in ALL              2,565,000    4,023,000      4,023,000        6,237,000      6,237,000
Channel             Utilitarian features throughout the
                    shopping channel.  Examples
                    include Holiday Gift Guides, Gift
                    Finders, Featured Products,
                    Nicole's Finds and the gift
                    Reminder Service.  Also includes
                    all other contextually relevant
                    placements for Planet Rx within
                    the Shopping Channel.


Shopping            PlanetRx messaging will be placed          iVillage:  Lets                       20.0%            8,550,000
Channel             into the Shopping newsletter 6             Discuss
                    times per year.  Only those
                    newsletters that are opened by the
                    user will count toward the
                    impression guarantee.  Each
                    mailing will have a minimum of
                    900 thousand newsletters.

Total                                                                                                                42,750,000
------------------------------------------------------------------------------------------------------------------------------------

*Diet &
Fitness  /
Beauty
Channel                                                                                   11.0%     100.0%          104,500,000


Diet &              Permanent placement on the                 100                                   30.0%           31,350,000
Fitness/Beauty      Better Health homepage.                    characters
Channel             Placement will be below the "Don't         (including
                    Miss" box.                                 spaces)

Diet &              Placement on the top right hand            120X60                                 3.0%            3,135,000
Fitness/Beauty      corner of the Diet & Fitness and
Channel             Beauty channel homepages.
                    Placement will appear on 10% of
                    pages views.  This represents a
                    10% share of voice.

Diet &              Prominent presence in ALL                  iVillage:  Lets                       15.0%           15,675,000
Fitness/Beauty      Utilitarian features throughout the        Discuss
Channel             Diet & Fitness and Beauty
                    channels.  Examples include the
                    Health Calculator and Keyboard
                    Yoga.

Diet &              Permanent Placement on a                   120X60                                 7.5%            7,837,500
Fitness/Beauty      minimum of 10 unique message
Channel             boards for the duration of the
                    agreement.  Appropriate message
                    boards will be mutually agreed
                    upon by both parties




Shopping            PlanetRx messaging will be placed        1,710,000      2,682,000       1,452,750      4,158,000      2,702,700
Channel             into the Shopping newsletter 6
                    times per year.  Only those
                    newsletters that are opened by the
                    user will count toward the
                    impression guarantee.  Each
                    mailing will have a minimum of
                    900 thousand newsletters.

Total                                                        8,550,000     13,410,000       9,107,625     20,790,000     15,696,450
------------------------------------------------------------------------------------------------------------------------------------

*Diet &
Fitness  /
Beauty
Channel                                                     20,900,000     32,780,000      17,755,833     50,820,000     25,410,000


Diet &              Permanent placement on the               6,270,000      9,834,000       5,326,750     15,246,000      7,623,000
Fitness/Beauty      Better Health homepage.
Channel             Placement will be below the "Don't
                    Miss" box.

Diet &              Placement on the top right hand            627,000        983,400        532,675       1,524,600        762,300
Fitness/Beauty      corner of the Diet & Fitness and
Channel             Beauty channel homepages.
                    Placement will appear on 10% of
                    pages views.  This represents a
                    10% share of voice.

Diet &              Prominent presence in ALL                3,135,000      4,917,000       2,663,375      7,623,000      3,811,500
Fitness/Beauty      Utilitarian features throughout the
Channel             Diet & Fitness and Beauty
                    channels.  Examples include the
                    Health Calculator and Keyboard
                    Yoga.

Diet &              Permanent Placement on a                 1,567,500      2,458,500       1,331,688      3,811,500      1,905,750
Fitness/Beauty      minimum of 10 unique message
Channel             boards for the duration of the
                    agreement.  Appropriate message
                    boards will be mutually agreed
                    upon by both parties


Diet &              PlanetRx messaging will be placed          iVillage:  Lets                        5.0%            5,225,000
Fitness/Beauty      into the Never Say Diet                    Discuss
Channel             and Fitness & Beauty newsletters 6
                    times per year each.  Only those
                    newsletters that are opened by the
                    user will count toward the
                    impression guarantee.  Combined
                    newsletter mailings will have a
                    minimum of 500,000 newsletters.

Diet &              Permanent placement on relevant            iVillage:  Lets                       39.5%           41,277,500
Fitness/Beauty      pages under a "related products"           Discuss
Channel             heading. Text link will be
                    contextually integrated with
                    content of page. Relevant pages
                    will be mutually agreed upon by
                    both parties

Total                                                                                                               104,500,000
------------------------------------------------------------------------------------------------------------------------------------

iBaby/iMatern
ity/Other
iVillage
commerce
companies                                                                                  4.5%     100.0%           42,750,000

iBaby/Imaterni      Placement of the PlanetRx logo as          iVillage:  Lets                       70.0%           29,925,000
ty/Other            a preferred partner at the end of          Discuss
Shopping            each shopping experience, I.e.,
                    order confirmation page, for each
                    iVillage commerce company.

iBaby/Imaterni      Inclusion on the iBaby order               iVillage:  Lets                       10.0%            4,275,000
ty/Other            confirmation email for at least 5%         Discuss
Shopping            of the time througthout the term of
                    the agreement.

iBaby/Imaterni      PlanetRx messaging will be placed          iVillage:  Lets                       20.0%            8,550,000
ty/Other            into the monthly newsletters to            Discuss
Shopping            iBaby members at least 4 times
                    per year.

Total                                                                                                                42,750,000
------------------------------------------------------------------------------------------------------------------------------------




Diet &              PlanetRx messaging will be placed          1,045,000      1,639,000       887,792      2,541,000      1,270,500
Fitness/Beauty      into the Never Say Diet
Channel             and Fitness & Beauty newsletters 6
                    times per year each.  Only those
                    newsletters that are opened by the
                    user will count toward the
                    impression guarantee.  Combined
                    newsletter mailings will have a
                    minimum of 500,000 newsletters.

Diet &              Permanent placement on relevant            8,255,500     12,948,100     7,013,554     20,073,900     10,036,950
Fitness/Beauty      pages under a "related products"
Channel             heading. Text link will be
                    contextually integrated with
                    content of page. Relevant pages
                    will be mutually agreed upon by
                    both parties

Total                                                         20,900,000     32,780,000    17,755,833     50,820,000     25,410,000
------------------------------------------------------------------------------------------------------------------------------------

iBaby/iMatern                                                  8,550,000     13,410,000     7,263,750     20,790,000     10,395,000
ity/Other
iVillage
commerce
companies

iBaby/Imaterni      Placement of the PlanetRx logo as          5,985,000      9,387,000     5,084,625     14,553,000      7,276,500
ty/Other            a preferred partner at the end of
Shopping            each shopping experience, I.e.,
                    order confirmation page, for each
                    iVillage commerce company.

iBaby/Imaterni      Inclusion on the iBaby order                 855,000      1,341,000       726,375      2,079,000      1,039,500
ty/Other            confirmation email for at least 5%
Shopping            of the time througthout the term of
                    the agreement.

iBaby/Imaterni      PlanetRx messaging will be placed          1,710,000      2,682,000     1,452,750      4,158,000      2,079,000
ty/Other            into the monthly newsletters to
Shopping            iBaby members at least 4 times
                    per year.

Total                                                          8,550,000     13,410,000     7,263,750     20,790,000     10,395,000
------------------------------------------------------------------------------------------------------------------------------------


Network
Wide
Promotions

Network Wide        Inclusion into the Care Packages           To be                                                   Extra
Promotions          for Women sweepstakes.  Size of            mutually
                    prize supplied by PlanetRx will be         agreed upon
                    mutually agreed upon by the
                    parties.

Network Wide        Inclusion into the holiday and             To be                                                   Extra
Promotions          seasonal promotions.  PlanetRx             mutually
                    will determine the size/make up of         agreed upon
                    promotions offered.

------------------------------------------------------------------------------------------------------------------------------------

ROS                                                                                       39.0%     100.0%          433,733,625

ROS                 ROS Banners served on a                    WWW:  468X60                          67.5%          292,770,197
                    rotational basis thougthout the            AOL:  234X60
                    iVillage network. Impressions will
                    be concentrated in contextually
                    relevant areas of the network

ROS                 Buttons placed strategically               120X90                                12.5%           54,216,703
                    thoughtout the iVillage network.
                    Placements will be geared towards
                    the concept of editorial
                    adjacencies where targeted
                    messaging can be placed adjacent
                    ot relevant content

ROS                 Placement in "Don't Miss" boxes.           100                                   15.0%           65,060,044
                    Placements will be placed                  characters
                    strategically thoughtout the iVillage      (including
                    network. Placements will be                spaces)
                    geared towards the concept of
                    editorial adjacencies where
                    targeted messaging can be placed
                    adjacent ot relevant content




Network
Wide
Promotions

Network Wide        Inclusion into the Care Packages            Extra          Extra          Extra           Extra           Extra
Promotions          for Women sweepstakes.  Size of
                    prize supplied by PlanetRx will be
                    mutually agreed upon by the
                    parties.

Network Wide        Inclusion into the holiday and              Extra          Extra          Extra           Extra           Extra
Promotions          seasonal promotions.  PlanetRx
                    will determine the size/make up of
                    promotions offered.

------------------------------------------------------------------------------------------------------------------------------------

ROS                                                         74,800,000    117,310,000     59,751,125     181,872,500      84,030,550

ROS                 ROS Banners served on a                 50,490,000     79,184,250     40,332,009     122,763,938      56,720,621
                    rotational basis thougthout the
                    iVillage network. Impressions will
                    be concentrated in contextually
                    relevant areas of the network

ROS                 Buttons placed strategically             9,350,000     14,663,750      7,468,891      22,734,063      10,503,819
                    thoughtout the iVillage network.
                    Placements will be geared towards
                    the concept of editorial
                    adjacencies where targeted
                    messaging can be placed adjacent
                    ot relevant content

ROS                 Placement in "Don't Miss" boxes.        11,220,000     17,596,500      8,962,669      27,280,875      12,604,583
                    Placements will be placed
                    strategically thoughtout the iVillage
                    network. Placements will be
                    geared towards the concept of
                    editorial adjacencies where
                    targeted messaging can be placed
                    adjacent ot relevant content


ROS                 PlanetRx messaging will be placed          150                                    5.0%           21,686,681
                    throughout iVillage's suite of over        characters
                    9 million newsletters emailed              (including
                    weekly and focused on all ivillage         spaces) and
                    newsletters. Placements will be            45 character
                    located at the bottom of the HTML          header.
                    newsletters.

Total                                                                                                               433,733,625
------------------------------------------------------------------------------------------------------------------------------------

Member
Mailing                                                                                    2.8%     100.0%           31,217,500

Member              iVillage will distribute emails to                                              100.0%           31,217,500
Mailing             membership base with PlanetRx
                    messaging.  PlanetRx will be the
                    sole content provider of the
                    emails. Emails will be sent 2
                    times per year.

Total                                                                                               100.0%           31,217,500
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Total                                                   99.8%                                                     1,111,416,667
------------------------------------------------------------------------------------------------------------------------------------



ROS                 PlanetRx messaging will be placed            3,740,000      5,865,500     2,987,556    9,093,625       4,201,528
                    throughout iVillage's suite of over
                    9 million newsletters emailed
                    weekly and focused on all ivillage
                    newsletters. Placements will be
                    located at the bottom of the HTML
                    newsletters.

Total                                                           74,800,000    117,310,000    59,751,125  181,872,500      84,030,550
------------------------------------------------------------------------------------------------------------------------------------

Member
Mailing                                                          5,000,000      7,850,000     6,200,000   12,167,500       7,688,000

Member              iVillage will distribute emails to           5,000,000      7,850,000     6,200,000   12,167,500       7,688,000
Mailing             membership base with PlanetRx
                    messaging.  PlanetRx will be the
                    sole content provider of the
                    emails. Emails will be sent 2
                    times per year.

Total                                                            5,000,000      7,850,000     6,200,000   12,167,500       7,688,000
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Total                                                99.8%     190,000,000    298,000,000   161,416,667  462,000,000     231,000,000
------------------------------------------------------------------------------------------------------------------------------------


*Overall            ** Year 2 impressions to be                ***Row 44,
impressions in     delivered according to the                  "utulitarian
the Diet &         following schedule. September 1-            features of the
Fitness and        30, 2000 = 24,833,333                       Shopping
Beauty             impressions, October 1, 2000 -              Channel"
Channels           August 31, 2001 = 136,583,334               impression
section to be      impressions.                                figures not to
split 35% Diet                                                 be changed
& Fitness                                                      from original
Channel and                                                    contract
65% Beauty                                                     numbers
Channel



Exhibit B:
----------
Off-Line
--------
Carriage Plan
-------------


Media                                 Type                                                                           Total
                                                                                                                # of Impressions



iVillage:  Lets     TV or Radio                                                                                       50,000,000
Discuss





Media                        Type                 Year 1            Year 2           Year 2           Year 3              Year 3
-----                        ----                 ------            ------           ------           ------              ------
                                               Impressions       Impressions      Impressions       Impressions         Impressions
                                               -----------       -----------      -----------       -----------         -----------
                                                                                   Adjusted                              Adjusted
                                                                                   --------                              --------

iVillage:  Lets     TV or Radio                 10,000,000       15,000,000         7,500,000        25,000,000           7,500,000
Discuss
